ADMINISTRATOR AND SUB-ADVISER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Tucker Hart Adams
   Arthur K. Carlson
   Gary C. Cornia
   Diana P. Herrmann
   Cornelius T. Ryan

OFFICERS
   Diana P. Herrmann, President
   Barbara S. Walchli, Senior Vice President and Portfolio Manager James M. McCullough, Senior Vice President
   Kimball L. Young, Senior Vice President
   Christine L. Neimeth, Vice President
   Emily T. Rae, Vice President
   Alan R. Stockman, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

DECEMBER 31, 2002

[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

                        A CAPITAL APPRECIATION INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILA(SM) GROUP OF FUNDS


[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

                                  ANNUAL REPORT

                           "PATIENCE AND CONSISTENCY"

                                                               February 14, 2003

Dear Fellow Shareholder:

     Even in the world of sports, the Rocky Mountain region is beginning to assume a higher profile. During the period from June 2001 to June 2002, Salt Lake City hosted the Winter Olympics, the Arizona Diamondbacks won the World Series and the Colorado Avalanche won the Stanley Cup. Five years ago, who would have thought that this region would gain such visibility in sports?

     However, for fans and athletes alike, these achievements did not occur overnight. This is also the case with investors. PATIENCE and CONSISTENCY are needed. Hard work and focus on long term goals eventually pay off.

     There are times when the value of Aquila Rocky Mountain Fund will increase, as it did in the year 2001. And, there are times when it will decrease, such as it did this past fiscal year. However, we encourage our investors to stay focused on our long-term goals.

     Our long term goals are to work to capture the best of what is happening in the region during positive market environments. And, we use our disciplines to help to control risk when markets go through a down draft, as they inevitably will. The years 2000, 2001 and 2002 were the worst three consecutive down years in the stock market in over 60 years.

     Our focus upon a consistent approach requires that we seek to hit "singles," "doubles" and "triples" rather than trying for only homeruns (which usually go hand in hand with an equal or greater number of strikeouts). This is exactly the way that we try to manage the portfolio of the Fund.

     As we pointed out in our last Annual Report to you, we are pleased when the share value increases such as it did in 2001. However, if the stock market declines, we try to ensure that we maintain a level of share value being off as little as possible. As we noted, if the value of your investment declines by 25%, then you have to gain much more than that - approximately 34% - just to break even (e.g., $100 - 25% = $75; $75 + 34% = $100). Any further loss would require an even higher percentage of upward movement just to get even.

     During the past fiscal year ending December 31, 2002, most of the averages measuring stock market performance declined significantly. Not surprisingly, the share value of Aquila Rocky Mountain Equity Fund also declined. However, we are pleased to report that our management disciplines enabled us to keep the decline in the Fund's shares less than many of the major market indices.


     Here is how your Fund's Class A Shares NAV performed this past year in comparison to the various averages.


                                   AQUILA          Dow Jones
                               ROCKY MOUNTAIN      Industrial                        S&P          Russell
                                EQUITY FUND*         Average         NASDAQ          500           2000

12 months ended 12/31/02          -15.36%            -15.01%        -31.26%        -22.10%       -20.48%

     CUMULATIVE RESULTS

     Since the stock market has been rather volatile - particularly over the last four years from the peak of the market bubble through the corrective process - we feel it is important to provide you with the results of the Fund versus the market averages for this period. In this way, hopefully, you will get a better feel of what we are trying to do in terms of consistency in the portfolio management of Aquila Rocky Mountain Equity Fund.

                                   AQUILA          Dow Jones
                               ROCKY MOUNTAIN      Industrial                        S&P          Russell
                                EQUITY FUND*         Average         NASDAQ          500           2000
12 months ended 12/31/02          -15.36%            -15.01%        -31.26%        -22.10%       -20.48%
12 months ended 12/31/01           +7.73%             -5.44%        -20.82%        -11.88%        +2.60%
12 months ended 12/31/00           -0.55%             -4.72%        -39.18%         -9.10%        -2.92%
12 months ended 12/31/99          +20.56%            +27.20%        +86.13%        +21.04%       +21.36%

                                   AQUILA          Dow Jones
                               ROCKY MOUNTAIN      Industrial                        S&P          Russell
                                EQUITY FUND*         Average         NASDAQ          500           2000
Cumulative Results
(1/1/99 - 12/31/02)                +9.23%             -2.57%        -38.36%        -24.46%        -3.84%

     While no one likes to see his or her capital decrease, when this happens we have to consider its relative performance over a reasonable time period. As you will note, the performance of the Fund over this time period has been substantially better than most of the averages shown here. Over time, it takes "PATIENCE" as well as "CONSISTENCY" to win the "ballgame."

     Over the past few years, some of our best contributors to performance for the fund have come from less well-known stocks. We continue to work hard to find good companies in the region before Wall Street identifies them. We believe that having our portfolio manager based in the region provides us with a strategic advantage.

     ENTHUSIASM CONTINUES FOR THE ROCKY MOUNTAIN REGION

     We remain decidedly optimistic regarding the investment potential of the 8 states - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming
- making up the Rocky Mountain region. There is an excellent breadth of industries within these states, as well as many exciting companies within these industries.

     We work to be strategic buyers of companies that offer characteristics such as the following:

          *    Strong management team

          *    Superior and sustainable profitability;

          *    Solid balance sheets and cash flow;

          *    A strong competitive position;

     When we identify a company we would like to own, we strive to make our purchase at a reasonable multiple of earnings and cash flow using our "growth at a reasonable price" disciplines. Ideally, we buy a company's stock to own it for a two to five year period.


     In this investment approach, we are not restricted to any size company. We can choose large companies to small companies, with market capitalizations being small to middle size to large size. Market capitalization is one measure of a size of a company and is determined by multiplying the shares outstanding by the price of a stock. It is our goal to have our investors benefit from well-managed companies in the region, regardless of the size of the company.

     We are very pleased with the quality of the management teams we have discovered in the Rocky Mountain region. We are also pleased to note that "Rocky" owned the top two best performing big cap stocks of 2002, as determined by the WALL STREET JOURNAL on January 2, 2003. Newmont Mining had a total return of 51.9% and Apollo Group had a total return of 46.6% for 2002.

     TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of Aquila Rocky Mountain Equity Fund as at December 31, 2002. As we have mentioned in the past, these holdings will vary in character and amount over time. However, we try to have the right selection process and diversification to produce the kind of consistent results we would like to have for our shareholders.

                                              PERCENTAGE
     COMPANY                                 OF NET ASSETS    STATE      MARKET SECTOR
     -----------------------------           -------------    -----      -------------
     International Game Technology               5.05%        NV         Consumer Services
     Merit Medical Systems                       4.97%        UT         Healthcare
     Microchip Technology                        4.47%        AZ         Technology
     First State Bancorp                         4.12%        NM         Financial
     Prima Energy                                3.34%        CO         Energy
     Mity Enterprises                            3.18%        UT         Capital Spending
     Glacier Bancorp                             3.13%        MT         Financial
     Echostar Communications                     2.96%        CO         Consumer Services
     Medicis Pharmaceutical                      2.89%        AZ         Healthcare
     Kinder Morgan                               2.81%        CO/TX      Utilities

     DIVERSIFICATION OF THE FUND

     In addition to showing you the top ten holdings of the Fund, we are presenting below the portfolio diversification by states and by market sector of the Fund.

[Graphic of a pie chart with the following information:]

                        PORTFOLIO DISTRIBUTION BY REGION
         Colorado                                                  24.40%
         Utah                                                      16.50%
         Arizona                                                   25.94%
         Nevada                                                     8.01%
         Montana                                                    3.15%
         New Mexico                                                 5.06%
         Idaho                                                      6.48%
         Other                                                     10.46%

[Graphic of a pie chart with the following information:]

                     PORTFOLIO DISTRIBUTION BY MARKET SECTOR

         Healthcare                                                12.53%
         Consumer Cyclical                                          1.92%
         Telecommunications                                         1.41%
         Consumer Staples                                           1.49%
         Basic Industry                                             9.20%
         Business Services                                          5.18%
         Consumer Services                                         21.32%
         Technology                                                12.93%
         Financial                                                 11.57%
         Capital Spending                                           4.78%
         Energy                                                     3.37%
         Utilities                                                  6.72%
         Other                                                      7.58%


     YOUR PATIENCE, TOGETHER WITH OUR CONSISTENCY, IS A WINNING FORMULA

     We have great faith in the portfolio manager and investment approach of CONSISTENCY with Aquila Rocky Mountain Equity Fund. The only ingredient necessary for our winning formula that we can't provide is PATIENCE - this we need from our shareholders. As you have no doubt heard before, it's not timing the market, but time in the market. We firmly believe that over the longer-term, our formula for success will be a proven one.

     YOUR CONTINUED CONFIDENCE IS APPRECIATED

     As mentioned, we continue to be enthusiastic about the Rocky Mountain region of our country and for the growth prospects for investments in the area. We are most appreciative of the trust you have placed in the Fund through your investment. You can be assured that we will continue to do our best to merit your continued confidence.


Sincerely,


/s/  Barbara S. Walchli
------------------------
Barbara S. Walchli
Senior Vice President and
Portfolio Manager


/s/  Lacy B. Herrmann
---------------------
Lacy B. Herrmann
Chairman, Board of Trustees


* In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were applied. Share price (net asset value) and investment return fluctuate so that upon redemption an investor may receive more or less than original investment. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Rocky Mountain Equity Fund (the "Fund") since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 2002 as compared with a hypothetical similar-size investment in the Russell 2000 Stock Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities primarily on a value-basis, and reoriented to growth at a reasonable price as of July, 1999. The Fund's universe of companies are primarily within the eight-state Rocky Mountain region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include operating expenses nor sales charges but does reflect reinvestment of dividends. It should also be noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2000 equity securities throughout the United States, mostly of companies having relatively small capitalization. However, the Fund's investment portfolio consisted over the same period of a significant lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in the performance in the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index.

[Graphic of a line graph with the following information:]

        Russell 2000                        Fund's Class A Shares
        Stock Index              With Sales Charge       Without Sales Charge
           $10,000                      $9,525                   $10,000
           $10,325                      $9,217                    $9,676
           $13,262                     $11,031                   $115,81
           $15,440                     $13,091                   $13,744
           $18,893                     $16,103                   $16,906
           $18,413                     $15,248                   $16,009
           $22,344                     $18,383                   $19,300
           $21,690                     $18,282                   $19,194
           $22,255                     $19,695                   $20,677
           $17,699                     $16,669                   $17,501

                                      AVERAGE ANNUAL TOTAL RETURN
                                   FOR PERIODS ENDED DECEMBER 31, 2002
                                   -----------------------------------
                                                             SINCE
                                    1 YEAR      5 YEARS    INCEPTION
                                    ------      -------    ---------
Class A (7/22/94)
   With Sales Charge ...........   (18.96%)      (0.17%)     6.23%
   Without Sales Charge ........   (15.36%)       0.69%      6.85%
Class C (5/1/96)
   With CDSC ...................   (16.84%)      (0.07%)     4.03%
   Without CDSC ................   (16.00%)      (0.07%)     4.03%
Class Y (5/1/96)
   No Sales Charge .............   (15.20%)       0.92%      4.91%
Russell 2000 Stock Index .......   (20.47%)      -1.30%      7.01% (Class A)
                                                             2.84% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     As mentioned in the attached report letter, Aquila Rocky Mountain Equity Fund's Class A shares had a total return of -15.36% without provision for sales charges, for the year ended December 31, 2002. This was better than the S&P 500 with a total return of -22.10% and the Russell 2000 with a total return of -20.48%.

     We believe that our portfolio management disciplines have continued to help us over the past twelve months, using our "growth at a reasonable price" (GARP) approach in managing the portfolio. Our work to identify strong management teams, companies with strong cash flow and balance sheets has definitely also helped us in the current tough environment.

     Following the pattern of the last few years, our best performing stock for the year was a microcap stock (below $100 million in market capitalization). Mity Enterprises, an Orem, Utah based designer and manufacturer of specialized furniture had a total return of 54.67% for the year. We believe that some of our microcap holdings have tended to be among our better performers over time because they are underfollowed by Wall Street. Our second best performing stock for the year was a small capitalization stock (between $100 million and $1 billion in market capitalization). PF Chang's China Bistro, a restaurant company based in Scottsdale, Arizona had a total return of 53.49%. Our third and fourth best performing stocks were Apollo Group, an education company based in Phoenix, Arizona with a total return of 46.63% and Newmont Mining, a Denver-based gold company with a total return of 52.60%.

     During 2002, we had four companies with stock splits. On April 26 Apollo Group did a 3 for 2 stock split. During May, PF Chang's China Bistro split 2 for 1 and Microchip Technology split 3 for 2. During June First Data Corp. split their shares 2 for 1.

     During this difficult environment we have strived to control specific company and industry risk - through diversification - by holding as many as 48 companies, reducing maximum position sizes to roughly 5% and using broad industry representation.

     In recent months, potential military action caused anxiety for both corporate managements and investors. Developmental stage companies that are not yet profitable and that have high betas such as emerging biotech, drug delivery and technology companies tended to be the worst performers. While we have limited our exposure to developmental stage companies, we do have some small positions in companies such as Atrix Labs and Myriad Genetics because of their long- term promise. To the extent we have experienced short term trading losses in some of these stocks, we have worked to harvest the loss in order to bank losses to offset future capital gains. Harvesting losses within the Fund's portfolio involves selling a portion of a stock that has a loss and then buying it back 31 days later.

     ON A SAD NOTE, WE ELIMINATED OUR ENTIRE POSITION IN CLEAR ONE COMMUNICATIONS IN EARLY JANUARY AFTER IT WAS DISCLOSED THAT THE COMPANY WAS BEING INVESTIGATED FOR ACCOUNTING IRREGULARITIES. THIS IS ALWAYS DISAPPOINTING SINCE INVESTORS MUST RELY ON THE FINANCIAL STATEMENTS AS PRESENTED. IN THIS CASE, IN THE PAST FEW YEARS CLEAR ONE'S CEO WAS NAMED REGIONAL ENTREPRENEUR OF THE YEAR BY THE ACCOUNTING FIRM OF ERNST & YOUNG. THE COMPANY ALSO MADE BOTH FORBES AND FORTUNE'S LIST OF THE BEST 100 OR 200 SMALL COMPANIES. IT'S A SHAME WHEN THIS TYPE OF THING HAPPENS TO AN OTHERWISE GOOD COMPANY.


     While the Rocky Mountain region is currently experiencing a slowdown along with the rest of the U.S economy, we see it as a positive development. Population growth in the region had run at 29.7% compared to 9.8% for the other 42 states during the period from 1990-2000. The slowdown should give planners time to take a breather and make mid-course corrections in order to insure quality of life in the region over the intermediate to longer term.

     The Rocky Mountain region may also be positioned to benefit from a declining dollar. Natural resource stocks often perform well in periods when the dollar is declining. The Rocky Mountain region has exposure to a number of natural resources, including gold, molybdenum, copper, platinum, silver, oil, natural gas, and coal, as well as timber and forest products. Last year gold stocks performed particularly well and we believe that other natural resource stocks may perform well in this cycle.

     WE HAVE BEEN WATCHING NATURAL GAS PARTICULARLY CLOSELY. NATURAL GAS PRODUCTION IN THE U.S. HAS DECLINED FOR THE PAST FOUR AND ONE HALF YEARS. A COLD WINTER THIS YEAR IN THE U.S. HAS PULLED DOWN RESERVES IN STORAGE. THROUGH EARLY FEBRUARY, NATURAL GAS STORAGE LEVELS WERE 35% BELOW A YEAR AGO AND 16% BELOW THE FIVE-YEAR AVERAGE FOR STORAGE LEVELS AT THIS TIME OF YEAR. THIS SUPPLY/DEMAND SITUATION FOR NATURAL GAS IS LIKELY TO REMAIN FAIRLY TIGHT FOR THE NEXT FEW YEARS, PARTICULARLY WITH ANY STRENGTHENING OF THE ECONOMY OR DISRUPTION OF OIL SUPPLIES. THIS SHOULD BENEFIT THE PRICE OF STOCKS OF COMPANIES IN THIS AREA.

     U.S. corporations have just gone through the toughest profit cycle since World War II. As a result, companies have aggressively been cutting costs. Over the past three quarters, the S&P 500 has shown positive year over year earnings growth. Preliminary fourth quarter numbers showed earnings growth of roughly 12%. Earnings growth is likely to remain modest until the Iraq problems are resolved. If business and consumer confidence were to improve, and revenue growth increased, earnings could represent a pleasant surprise on the upside due to the cost cutting that has occurred over the past few years.

     Over the past three years, small and mid-sized companies in the U.S. have outperformed big companies. Since both the fund and the region are made up of approximately 15% big companies, 35% medium sized companies and 50% small companies, this has helped the fund. While we believe that the current slow grow environment favors smaller companies, performance this year may be influenced by the currently proposed tax reduction on dividends which would favor bigger company stocks. A tax reduction on dividends would cause an upward revaluation of some dividend paying stocks over the short term. However, it is not clear that this proposal will be passed due to the budget pressures in Washington and the complexity of the proposal. We are closely watching the discussions regarding this topic.

     THE LAST LONG CYCLE OF OUT-PERFORMANCE in small company stocks occurred from 1974-1983. Wall Street has cut back on the amount of research devoted to small company stocks and many investors during the 1990's moved money into large company stocks. Over the next six to twelve months we will be watching closely the stock prices of different sized companies in the market. We believe that small caps may emerge as the new leaders. Stocks that hold up best during a market correction often become the new market leaders. Small and medium sized companies have been among the best performers in over the past three years.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.


[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
-------------
New York, New York
February 7, 2003


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002

                                                                                        MARKET
  SHARES     COMMON STOCKS - 91.8%                                                       VALUE
----------   -------------------------------------------------------------------     ------------
             BASIC INDUSTRY - 9.1%
             -------------------------------------------------------------------
    12,000   Allied Waste Industries, Inc.+ ....................................     $    120,000
     4,000   Boise Cascade Corp. ...............................................          100,880
     6,000   Knight Transportation, Inc.+ ......................................          126,000
     4,000   Newmont Mining Corp. ..............................................          116,120
     1,500   Phelps Dodge Corp.+ ...............................................           47,475
     3,000   SkyWest, Inc. .....................................................           39,210
                                                                                     ------------
                                                                                          549,685
                                                                                     ------------

             BUSINESS SERVICES - 5.1%
             -------------------------------------------------------------------
     4,000   First Data Corp ...................................................          141,640
     7,500   Viad Corp .........................................................          167,625
                                                                                     ------------
                                                                                          309,265
                                                                                     ------------

             CAPITAL SPENDING - 4.8%
             -------------------------------------------------------------------
    15,000   Mity Enterprises, Inc.+ ...........................................          191,400
     6,000   Mobile Mini, Inc.+ ................................................           94,020
                                                                                     ------------
                                                                                          285,420
                                                                                     ------------

             CONSUMER CYCLICALS - 1.9%
             -------------------------------------------------------------------
     3,000   M.D.C. Holdings, Inc ..............................................          114,780
                                                                                     ------------

             CONSUMER SERVICES - 21.2%
             -------------------------------------------------------------------
     3,500   Apollo Group, Inc. (Class A)+ .....................................          154,000
     6,000   Coldwater Creek, Inc.+ ............................................          115,200
     3,400   Comcast Corp. (Special Class A)+ ..................................           76,806
     8,000   Echostar Communications Corp. (Class A)+ ..........................          178,080
     4,000   International Game Technology+ ....................................          303,680
    18,000   Liberty Media Corp. (Class A)+ ....................................          160,920
     4,000   MGM Mirage+ .......................................................          131,880
     3,000   P.F. Chang's China Bistro, Inc.+ ..................................          108,900
     2,500   Station Casinos, Inc ..............................................           44,250
                                                                                     ------------
                                                                                        1,273,716
                                                                                     ------------

             CONSUMER STAPLES - 1.5%
             -------------------------------------------------------------------
     4,000   Albertson's, Inc ..................................................           89,040
                                                                                     ------------




      	ENERGY - 3.4%
             -------------------------------------------------------------------
     9,000   Prima Energy Corp. + ..............................................     $    201,240
                                                                                     ------------

             FINANCIAL - 11.5%
             -------------------------------------------------------------------
    10,000   First State Bancorporation ........................................          248,000
     8,000   Glacier Bancorp, Inc ..............................................          188,567
     2,076   Wells Fargo & Company .............................................           97,302
     4,000   Zions Bancorporation ..............................................          157,396
                                                                                     ------------
                                                                                          691,265
                                                                                     ------------

             HEALTH CARE - 12.4%
             -------------------------------------------------------------------
     8,000   Atrix Laboratories, Inc.+ .........................................          122,712
     5,000   Gaiam, Inc. + .....................................................           51,850
     3,500   Medicis Pharmaceutical (Class A)+ .................................          173,845
    15,000   Merit Medical Systems, Inc.+ ......................................          298,800
     3,000   Myriad Genetics, Inc. + ...........................................           43,800
    15,000   Sonic Innovations, Inc.+ ..........................................           57,150
                                                                                     ------------
                                                                                          748,157
                                                                                     ------------

             TECHNOLOGY - 12.8%
             -------------------------------------------------------------------
     4,000   Avnet, Inc.+ ......................................................           43,320
     5,000   Inter-Tel, Inc. ...................................................          104,550
     6,000   JDA Software Group, Inc. + ........................................           57,960
     7,000   J.D. Edwards & Co. + ..............................................           78,960
     3,000   McData Corp. (Class A)+ ...........................................           21,300
    11,000   Microchip Technology, Inc. + ......................................          268,950
     6,000   Micron Technology, Inc. ...........................................           58,440
     6,000   SBS Technologies, Inc.+ ...........................................           54,960
     9,000   SpectraLink Corp.+ ................................................           64,620
     3,000   Three-Five Systems, Inc.+ .........................................           19,350
                                                                                     ------------
                                                                                          772,410
                                                                                     ------------

             TELECOMMUNICATIONS - 1.4%
             -------------------------------------------------------------------
    10,000   ClearOne Communications, Inc. + ...................................           44,500
     4,000   Intrado, Inc. + ...................................................           39,716
                                                                                     ------------
                                                                                           84,216
                                                                                     ------------




 UTILITIES - 6.7%
             -------------------------------------------------------------------
     1,000   IDACORP, Inc. .....................................................     $     24,830
     4,000   Kinder Morgan, Inc. ...............................................          169,080
     2,000   Pinnacle West Capital Corp. .......................................           68,180
     5,000   Questar Corp. .....................................................          139,100
                                                                                     ------------
                                                                                          401,190
                                                                                     ------------
                Total Common Stocks  (cost $4,807,656) .........................        5,520,384
                                                                                     ------------

   FACE
  AMOUNT     SHORT-TERM INVESTMENTS - 7.5%
---------    -------------------------------------------------------------------
$  225,000   AIM S-T Invest. Co. Prime Port. Inst. Cl. Money Market Fund .......          225,000
   228,000   One Group Prime Money Market Fund .................................          228,000
                                                                                     ------------
                Total Short-Term Investments (cost $453,000) ...................          453,000
                                                                                     ------------
             Total Investments (cost $5,260,656*) .....................    99.3%        5,973,384
             Other assets less liabilities ............................     0.7            44,158
                                                                          ------     ------------
             Net Assets ...............................................   100.0%     $  6,017,542
                                                                          ======     ============


             * Cost for Federal tax purposes is identical.
             + Non-income producing security.

                 See accompanying notes to financial statements.


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
     Investments at market value (cost $5,260,656) ...........................................    $ 5,973,384
     Cash ....................................................................................          1,465
     Receivable for Fund shares sold .........................................................         63,408
     Receivable for invested securities sold .................................................         42,111
     Due from Manager for reimbursement of expenses (note 3) .................................          5,678
     Dividends and interest receivable .......................................................          2,003
     Other assets ............................................................................             57
                                                                                                  -----------
         Total assets ........................................................................      6,088,106
                                                                                                  -----------
LIABILITIES
     Payable for investment securities purchased .............................................         43,480
     Distribution fees payable ...............................................................          4,259
     Payable for Fund shares redeemed ........................................................            776
     Accrued expenses ........................................................................         22,049
                                                                                                  -----------
         Total liabilities ...................................................................         70,564
                                                                                                  -----------
NET ASSETS                                                                                        $ 6,017,542
                                                                                                  ===========
     Net Assets consist of:
     Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ......    $     3,408
     Additional paid-in capital ..............................................................      5,434,403
     Net unrealized appreciation on investments (note 4) .....................................        712,728
     Accumulated net realized loss on investments ............................................       (132,997)
                                                                                                  -----------
                                                                                                  $ 6,017,542
                                                                                                  ===========

CLASS A
     Net Assets ..............................................................................    $ 4,241,924
                                                                                                  ===========
     Capital shares outstanding ..............................................................        239,141
                                                                                                  ===========
     Net asset value and redemption price per share ..........................................    $     17.74
                                                                                                  ===========
     Offering price per share (100/95.75 of $17.74 adjusted to nearest cent) .................    $     18.53
                                                                                                  ===========

CLASS C
     Net Assets ..............................................................................    $   857,728
                                                                                                  ===========
     Capital shares outstanding ..............................................................         50,578
                                                                                                  ===========
     Net asset value and offering price per share ............................................    $     16.96
                                                                                                  ===========
     Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
         during the first 12 months after purchase) ..........................................    $     16.96*
                                                                                                  ===========

CLASS Y
     Net Assets ..............................................................................    $   917,890
                                                                                                  ===========
     Capital shares outstanding ..............................................................         51,069
                                                                                                  ===========
     Net asset value, offering and redemption price per share ................................    $     17.97
                                                                                                  ===========

                 See accompanying notes to financial statements.


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
     Dividends ...............................................    $   29,509
     Interest ................................................         6,349
                                                                  ----------
                                                                                $   35,858

Expenses:

     Management fee (note 3) .................................        76,398
     Legal fees ..............................................        36,766
     Registration fees and dues ..............................        17,992
     Trustees' fees and expenses .............................        16,766
     Audit and accounting fees ...............................        16,550
     Distribution and service fees (note 3) ..................        15,014
     Transfer and shareholder servicing agent fees ...........        10,991
     Shareholders' reports ...................................        10,962
     Custodian fees ..........................................         2,882
     Miscellaneous ...........................................        10,959
                                                                  ----------
     Total expenses ..........................................       215,280

     Management fee waived (note 3) ..........................       (76,398)
     Reimbursement of expenses by Manager (note 3) ...........       (59,131)
     Expenses paid indirectly (note 5) .......................          (946)
                                                                  ----------
     Net expenses ............................................        78,805
                                                                  ----------
     Net investment loss .....................................       (42,947)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions ...      (131,345)
     Change in unrealized appreciation on investments ........      (655,823)
                                                                  ----------
     Net realized and unrealized gain (loss) on investments ..                    (787,168)
                                                                                ----------
     Net change in net assets resulting from operations ......                  $ (830,115)
                                                                                ==========

                 See accompanying notes to financial statements.


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED           YEAR ENDED
                                                                      DECEMBER 31, 2002     DECEMBER 31, 2001

                                                                      -----------------     -----------------
OPERATIONS:
    Net investment loss ..........................................       $    (42,947)        $    (11,158)
    Net realized gain (loss) from securities transactions ........           (131,345)              (1,652)
    Change in unrealized appreciation on investments .............           (655,823)             277,850
                                                                         ------------         ------------
        Change in net assets from operations .....................           (830,115)             265,040
                                                                         ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):
    Class A Shares:
    Net realized gain on investments .............................                  -              (21,950)

    Class C Shares:
    Net realized gain on investments .............................                  -               (3,539)

    Class Y Shares:
    Net realized gain on investments .............................                  -               (9,424)
                                                                         ------------         ------------
        Change in net assets from distributions ..................                  -              (34,913)
                                                                         ------------         ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold ....................................          4,565,600              664,472
    Reinvested dividends and distributions .......................                  -               30,260
    Cost of shares redeemed ......................................         (1,532,058)            (424,905)
                                                                         ------------         ------------
        Change in net assets from capital share transactions .....          3,033,542              269,827
                                                                         ------------         ------------

        Change in net assets .....................................          2,203,427              499,954

NET ASSETS:
    Beginning of period ..........................................          3,814,115            3,314,161
                                                                         ------------         ------------
    End of period ................................................       $  6,017,542         $  3,814,115
                                                                         ============         ============

                 See accompanying notes to financial statements.


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90 of 1% on the excess over $50 million.


     For the year ended December 31, 2002, the Fund incurred Management fees of $76,398, which were waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $59,131. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2002 through December 31, 2002 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares or 1.25% for Class Y Shares. Of this amount, $53,453 was paid prior to December 31, 2002 and the balance of $5,678 was paid in early January 2003.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2002, service fees on Class A Shares amounted to $8,781 of which the Distributor retained $1,423.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2002, amounted to $4,675. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2002, amounted to $1,558. The total of these payments with respect to Class C Shares amounted to $6,233 of which the Distributor retained $1,020.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.


     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2002, total commissions on sales of Class AShares amounted to $2,550 of which the Distributor received $20.

c) OTHER RELATED PARTY TRANSACTIONS:

     For the year ended December 31, 2002 the Fund incurred $36,751 of legal fees allocable to Hollyer Brady Smith & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Smith & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2002, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $2,756,322 and $84,238, respectively.

     At December 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,444,639 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $731,911 for a net unrealized appreciation of $712,728.

5. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

6. PORTFOLIO ORIENTATION

     The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.


7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                                Year Ended                     Year Ended
                                             December 31, 2002              December 31, 2001
                                           ----------------------        ----------------------
                                           Shares       Amount            Shares      Amount
                                           -------    -----------        -------    -----------
CLASS A SHARES:
     Proceeds from shares sold .........   151,875    $ 2,955,206         24,922    $   494,811
     Reinvested dividends and
        distributions ..................         -              -            860         17,647
     Cost of shares redeemed ...........   (27,374)      (522,773)       (18,531)      (366,604)
                                           -------    -----------        -------    -----------
        Net change .....................   124,501      2,432,433          7,251        145,854
                                           -------    -----------        -------    -----------

CLASS C SHARES:
     Proceeds from shares sold .........    35,899        632,556          8,603        169,561
     Reinvested dividends and
        distributions ..................         -              -            161          3,189
     Cost of shares redeemed ...........    (3,734)       (64,736)        (3,058)       (58,301)
                                           -------    -----------        -------    -----------
        Net change .....................    32,165        567,820          5,706        114,449
                                           -------    -----------        -------    -----------

CLASS Y SHARES:
     Proceeds from shares sold .........    47,243        977,838              5            100
     Reinvested dividends and
        distributions ..................         -              -            455          9,424
     Cost of shares redeemed ...........   (45,224)      (944,549)             -              -
                                           -------    -----------        -------    -----------
        Net change .....................     2,019         33,289            460          9,524
                                           -------    -----------        -------    -----------
Total transactions in Fund
     shares ............................   158,685    $ 3,033,542         13,417    $   269,827
                                           =======    ===========        =======    ===========


8. DISTRIBUTIONS

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of December 31, 2002 Aquila Rocky Mountain Equity Fund reclassified $42,947 from accumulated undistributed net investment loss to paid-in capital. Net assets were not affected by these changes.

     At December 31, 2002, the Fund had a capital loss carryover of approximately $22,715, $1,652 of which expires on December 31, 2009 and $21,063 which expires on December 31, 2010. This carryover is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and its probable the gain so offset will not be distributed. In addition, the Fund generated a post-October net capital loss of $110,282.

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss        $ (22,715)
Unrealized appreciation                712,728
                                     ---------
                                     $ 690,013
                                     =========


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       CLASS A
                                                           --------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                            2002          2001          2000          1999          1998
                                                           ------        ------        ------        ------        ------
Net asset value, beginning of period ................      $20.96        $19.64        $19.96        $16.76        $17.89
                                                           ------        ------        ------        ------        ------
Income (loss) from investment operations:
   Net investment income (loss) + ...................      (0.15)        (0.07)        (0.03)        (0.04)          -
   Net gain (loss) on securities (both realized
      and unrealized) ...............................      (3.07)         1.58         (0.09)         3.48         (0.96)
                                                           ------        ------        ------        ------        ------
   Total from investment operations .................      (3.22)         1.51         (0.12)         3.44         (0.96)
                                                           ------        ------        ------        ------        ------
Less distributions (note 8):
   Dividends from net investment income .............         -            -             -             -           (0.01)
   Distributions from capital gains .................         -          (0.19)        (0.20)        (0.24)        (0.16)
                                                           ------        ------        ------        ------        ------
   Total distributions ..............................         -          (0.19)        (0.20)        (0.24)        (0.17)
                                                           ------        ------        ------        ------        ------
Net asset value, end of period ......................      $17.74        $20.96        $19.64        $19.96        $16.76
                                                           ======        ======        ======        ======        ======
Total return (not reflecting sales charge) ..........      (15.36)%        7.73%       (0.55)%       20.56%        (5.31)%
Ratios/supplemental data
   Net assets, end of period (in thousands) .........      $4,242        $2,403        $2,109        $1,363        $1,880
   Ratio of expenses to average net assets ..........       1.52%         1.60%         1.57%         1.55%         1.74%
   Ratio of net investment loss to average
      net assets ....................................      (0.82)%       (0.44)%       (0.20)%       (0.27)%       (0.22)%
   Portfolio turnover rate ..........................       1.81%        28.54%        29.27%         6.45%        19.52%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ..........       4.15%         4.81%         5.57%         5.86%         4.74%
   Ratio of net investment loss to average
      net assets ....................................      (3.45)%       (3.66)%       (4.20)%       (4.59)%       (3.22)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ..........       1.50%         1.50%         1.51%         1.51%         1.55%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of
      Investment Adviser, replacing KPM Investment Management, Inc.

+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.


                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          CLASS C
                                                                ----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                                ------       ------       ------       ------       ------
Net asset value, beginning of period .....................      $20.19       $19.07       $19.53       $16.53       $17.79
                                                                ------       ------       ------       ------       ------
Income (loss) from investment operations:
   Net investment income (loss) + ........................      (0.28)       (0.21)       (0.17)       (0.19)       (0.16)
   Net gain (loss) on securities
      (both realized and unrealized) .....................      (2.95)        1.52        (0.09)        3.43        (0.93)
                                                                ------       ------       ------       ------       ------
   Total from investment operations ......................      (3.23)        1.31        (0.26)        3.24        (1.09)
                                                                ------       ------       ------       ------       ------
Less distributions (note 8):

   Distributions from net investment income ..............        -            -            -            -          (0.01)
   Distributions from capital gains ......................        -          (0.19)       (0.20)       (0.24)       (0.16)
                                                                ------       ------       ------       ------       ------
   Total distributions ...................................        -          (0.19)       (0.20)       (0.24)       (0.17)
                                                                ------       ------       ------       ------       ------
Net asset value, end of period ...........................      $16.96       $20.19       $19.07       $19.53       $16.53
                                                                ======       ======       ======       ======       ======
Total return (not reflecting sales charge) ...............      (16.00)%      6.91%       (1.28)%      19.63%       (6.07)%
Ratios/supplemental data
   Net assets, end of period
      (in thousands) .....................................       $858         $372         $242         $185         $162
   Ratio of expenses to average net assets ...............       2.26%        2.34%       2.29%         2.34%        2.53%
   Ratio of net investment income (loss)
      to average net assets ..............................      (1.56)%      (1.23)%      (0.94)%      (1.10)%      (1.07)%
   Portfolio turnover rate ...............................       1.81%       28.54%       29.27%        6.45%       19.52%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ...............       4.95%        5.52%        6.32%        6.59%        5.70%
   Ratio of net investment loss to
      average net assets .................................      (4.25)%      (4.40)%      (4.97)%      (5.35)%      (4.23)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...............       2.25%        2.25%        2.23%        2.30%        2.33%

                                                                                         CLASS Y
                                                                -----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                                ------       ------       ------       ------       ------
Net asset value, beginning of period .....................      $21.19       $19.81       $20.07       $16.82       $17.91
                                                                ------       ------       ------       ------       ------
Income (loss) from investment operations:
   Net investment income (loss) + ........................      (0.10)       (0.02)        0.03        (0.01)        0.03
   Net gain (loss) on securities
      (both realized and unrealized) .....................      (3.12)        1.59        (0.09)        3.50        (0.95)
                                                                ------       ------       ------       ------       ------
   Total from investment operations ......................      (3.22)        1.57        (0.06)        3.49        (0.92)
                                                                ------       ------       ------       ------       ------
Less distributions (note 8):

   Distributions from net investment income ..............        -            -            -            -          (0.01)
   Distributions from capital gains ......................        -          (0.19)       (0.20)       (0.24)       (0.16)
                                                                ------       ------       ------       ------       ------
   Total distributions ...................................        -          (0.19)       (0.20)       (0.24)       (0.17)
                                                                ------       ------       ------       ------       ------
Net asset value, end of period ...........................      $17.97       $21.19       $19.81       $20.07       $16.82
                                                                ======       ======       ======       ======       ======
Total return (not reflecting sales charge) ...............      (15.20)%       7.97%      (0.25)%      20.78%       (5.08)%
Ratios/supplemental data
   Net assets, end of period
      (in thousands) .....................................       $918        $1,040        $962         $922         $789
Ratio of expenses to average net assets ..................       1.26%        1.35%        1.29%        1.33%       1.52%
   Ratio of net investment income (loss)
      to average net assets ..............................       0.56%       (0.18)%       0.06%       (0.09)%      (0.01)%
      Portfolio turnover rate ............................       1.81%        28.54%      29.27%        6.45%       19.52%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ...............       3.87%        4.59%        5.32%        5.60%        4.58%
   Ratio of net investment loss to
      average net assets .................................      (3.16)%      (3.42)%      (3.96)%      (4.36)%      (3.07)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...............       1.25%        1.25%        1.23%        1.30%        1.32%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.

+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.


ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS


                                                                                              NUMBER OF
                         POSITIONS                                                            PORTFOLIOS
                         HELD WITH                                                            IN FUND
NAME,                    FUND AND             PRINCIPAL                                       COMPLEX       OTHER
ADDRESS(2)               LENGTH OF            OCCUPATION(S)                                   OVERSEEN      DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)           DURING PAST 5 YEARS                             BY TRUSTEE    HELD BY TRUSTEE
-----------------        ----------           -------------------                             ----------    ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann         Chairman of the      Founder and Chairman of the Board, Aquila           12        Director or trustee, OCC
New York, NY             Board of Trustees    Management Corporation, the sponsoring                        Cash Reserves, Inc., OCC
(05/12/29)               since 1993           organization and Manager or Administrator                     Accumulation Trust,
                                              and/or Adviser or Sub-Adviser to each fund                    Oppenheimer Quest
                                              of the Aquila(SM) Group of Funds(5) and Founder,              Value Funds Group,
                                              Chairman of the Board of Trustees and                         Oppenheimer Small Cap
                                              (currently or until 1998) President of each                   Value Fund, Oppenheimer
                                              since its establishment, beginning in 1984;                   Midcap Fund, and
                                              Director of the Distributor since 1981 and                    Oppenheimer Rochester
                                              formerly Vice President or Secretary, 1981-                   Group of Funds.
                                              1998; President and a Director, STCM
                                              Management Company, Inc., sponsor and
                                              investment adviser to Capital Cash Management
                                              Trust since 1973; Trustee Emeritus, Brown
                                              University and active in university, school
                                              and charitable organizations.

Diana P. Herrmann        Trustee since        President and Chief Operating Officer of the        7         None
New York, NY             1997 and             Manager since 1997, a Director since 1984,
(02/25/58)               President since      Secretary since 1986 and previously its
                         2002                 Executive Vice  President,  Senior
                                              Vice President or Vice  President,
                                              1986-1997;  President, Senior Vice
                                              President   or   Executive    Vice
                                              President    of   funds   in   the
                                              Aquila(SM)  Group of  Funds  since
                                              1986;  Director of the Distributor
                                              since   1997;   trustee,   Reserve
                                              Money-Market Funds,  1999-2000 and
                                              Reserve   Private  Equity  Series,
                                              1998-2000;  active in mutual  fund
                                              and  trade  organizations  and  in
                                              charitable      and      volunteer
                                              organizations.

NON-INTERESTED TRUSTEES

Tucker Hart Adams        Trustee since 1993   President, The Adams Group, Inc., an                2         Director, Touch America,
Colorado Springs, CO                          economic consulting firm, since 1989; formerly                Colorado Health
(01/11/38)                                    Chief Economist, United Banks of Colorado;                    Facilities Authority,
                                              currently or formerly active with numerous                    Avista Laboratories,
                                              professional and community organizations.                     Inc. and Mortgage
                                                                                                            Analysis Computer Corp.





Arthur K. Carlson        Trustee since 1993   Retired; formerly Senior Vice President and         2         Advisory director of the
Paradise Valley, AZ                           Manager, Trust Division of the Valley National                Renaissance Companies
(01/08/22)                                    Bank of Arizona; past President, New York
                                              Society  of   Security   Analysts;
                                              member,    Phoenix    Society   of
                                              Security     Analysts;      former
                                              director,    Financial    Analysts
                                              Federation;   director,   Northern
                                              Arizona   University   Foundation;
                                              currently or formerly  active with
                                              various  other   professional  and
                                              community organizations.

Gary C. Cornia           Trustee since 2002   President, the National Tax Association;            4         None
Orem, UT                                      Professor and Chair of the Executive
(06/24/48)                                    Committee, the International Center for Land
                                              Policy    Studies   and   Training
                                              Institute,     Taipei,     Taiwan;
                                              formerly Associate Dean,  Marriott
                                              School  of   Management,   Brigham
                                              Young    University,    1991-2000;
                                              Chair,  Utah Governor's Tax Review
                                              Committee   since  1993;   Faculty
                                              Associate,    the   Land    Reform
                                              Training Institute, Taipei, Taiwan
                                              and The Lincoln  Institute of Land
                                              Policy, Cambridge, Massachusetts.

Cornelius T. Ryan        Trustee since 1996   Founder and General Partner, Oxford                 3         Director of Neuberger &
Westport, CT and                              Ventures Partners, a group of investment                      Berman Equity Funds.
Sun Valley, ID                                venture capital partnerships, since 1981 and
(11/14/31)                                    Founder and General Partner, Oxford
                                              Bioscience  Partners,  a group  of
                                              venture    capital    partnerships
                                              focused    on    life    sciences,
                                              genomics,  healthcare  information
                                              technology  and  medical  devices,
                                              since 1991.

OFFICERS

James M. McCullough      Senior Vice          Senior Vice President or Vice President of          N/A       N/A
Portland, OR             President since      Aquila Rocky Mountain Equity Fund and
(06/11/45)               1999                 four Aquila Bond Funds; Senior Vice
                                              President of the Distributor since 2000;
                                              Director of Fixed Income Institutional Sales,
                                              CIBC Oppenheimer & Co. Inc., Seattle,
                                              WA, 1995-1999.

Jerry G. McGrew          Senior Vice          President of the Distributor since 1998,            N/A       N/A
New York, NY             President since      Registered Principal since 1993, Senior Vice
(06/18/44)               1996                 President, 1997-1998 and Vice President,
                                              1993-1997;  Senior Vice President,
                                              Aquila Rocky Mountain  Equity Fund
                                              and five  Aquila  Bond  Funds  and
                                              Vice  President,   Churchill  Cash
                                              Reserves Trust, 1995-2001.



Barbara S. Walchli       Senior Vice          Senior Vice President of the Manager since          N/A       N/A
Phoenix, AZ              President since      1999; Fund Co-manager, One Group Large
(09/24/52)               1999                 Company Growth Fund and One Group
                                              Income   Equity  Fund,   Banc  One
                                              Investment  Advisors,   1996-1997;
                                              Director of Research,  Senior Vice
                                              President,     First    Interstate
                                              Capital   Management,   1995-1996;
                                              Investment   Committee,    Arizona
                                              Community  Foundation  since 1986;
                                              member,   Institute  of  Chartered
                                              Financial  Analysts,   Association
                                              for   Investment   Management  and
                                              Research  and the Phoenix  Society
                                              of  Financial  Analysts;  formerly
                                              Senior    Analyst,     Banc    One
                                              Investment  Advisors  and Director
                                              of Research, Valley National Bank.

Kimball L. Young         Senior Vice          Co-portfolio manager, Tax-Free Fund For             N/A       N/A
Salt Lake City, UT       President since      Utah since 2001; Co-founder, Lewis Young
(08/07/46)               1999                 Robertson & Burningham, Inc., a NASD
                                              licensed  broker/dealer  providing
                                              public  finance  services  to Utah
                                              local  govern  ments,  1995- 2001;
                                              Senior  Vice   President  of  four
                                              Aquila  Bond  and  Equity   Funds;
                                              formerly        Senior        Vice
                                              President-Public  Finance,  Kemper
                                              Securities  Inc.,  Salt Lake City,
                                              Utah.

Christine L. Neimeth     Vice President       Vice President of Aquila Rocky Mountain             N/A       N/A
Portland, OR             since 1999           Equity Fund and Tax-Free Trust of Oregon;
(02/10/64)                                    Management Information Systems consultant,
                                              Hillcrest  Ski  and  Sport,  1997;
                                              Institutional    Municipal    Bond
                                              Salesperson,     Pacific     Crest
                                              Securities,    1996;   active   in
                                              college   alumni   and   volunteer
                                              organizations.

Emily T. Rae             Vice President       Vice President of Aquila Rocky Mountain             N/A       N/A
Aurora, CO               since 2002           Equity Fund and Tax-Free Fund of Colorado
(03/02/74)                                    since 2002; investment analyst, Colorado
                                              State  Bank  and  Trust,  2001-02;
                                              financial  analyst,  J.P.  Morgan,
                                              2000-01,     senior     registered
                                              associate,   Kirkpatrick   Pettis,
                                              1998-2000;  registered  associate,
                                              FBS Investments  (now U.S. Bancorp
                                              Piper Jaffray), 1997-98.

Alan R. Stockman         Vice President       Senior Vice President, Tax-Free Trust of Arizona    N/A       N/A
Scottsdale, AZ           since 1999           since 2001, Vice President, 1999-2001; Vice
(07/31/54)                                    President, Aquila Rocky Mountain Equity
                                              Fund   since   1999;   Bank   One,
                                              Commercial     Client     Services
                                              representative,  1997-1999; Trader
                                              and Financial Consultant, National
                                              Bank of Arizona (Zions  Investment
                                              Securities Inc.), Phoenix, Arizona
                                              1996-1997.



Rose F. Marotta          Chief Financial      Chief Financial Officer of the Aquila(SM)           N/A       N/A
New York, NY             Officer since 1993   Group of Funds since 1991 and Treasurer,
(05/08/24)                                    1981-1991; Treasurer and Director, STCM
                                              Management Company, Inc., since 1974;
                                              Treasurer of the Manager since 1984 and of
                                              the Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer since      Treasurer of the Aquila(SM) Group of Funds and      N/A       N/A
New York, NY             2000                 the Distributor since 2000; Controller, Van
(11/06/56)                                    Eck Global Funds, 1993-2000.

Edward M. W. Hines       Secretary since      Partner, Hollyer Brady Smith & Hines LLP,           N/A       N/A
New York, NY             1993                 legal counsel to the Fund, since 1989; Secretary
(12/16/39)                                    of the Aquila(SM) Group of Funds.

Robert W. Anderson       Assistant Secretary  Compliance Officer of the Manager since             N/A       N/A
New York, NY             since 2000           1998 and Assistant Secretary of the Aquila(SM)
(08/23/40)                                    Group of Funds since 2000; trustee, Alpha
                                              Strategies Fund since July, 2002; Consultant,
                                              The Wadsworth Group, 1995-1998.

John M. Herndon          Assistant Secretary  Assistant Secretary of the Aquila(SM) Group of      N/A       N/A
New York, NY             since 1995           Funds since 1995 and Vice President of the
(12/17/39)                                    five Aquila Money-Market Funds since 1990;
                                              Vice   President  of  the  Manager
                                              since 1990.

Lori A. Vindigni         Money-Market,        Assistant Treasurer of the Aquila(SM) Group of      N/A       N/A
New York, NY             Bond and Equity      Funds since 2000; Assistant Vice President
(11/02/66)               Funds: Assistant     of the Manager since 1998; Fund Accountant
                         Treasurer since      for the Aquila(SM) Group of Funds, 1995-1998.
                         2000


----------

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue, New York, NY 10017.

(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquila(SM) Group of Funds."
